UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

XENETIC BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:
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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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XENETIC BIOSCIENCES, INC. 40 SPEEN STREET, SUITE 102 FRAMINGHAM, MA 01701

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 6, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/XBIO2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 6, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

 D60100-P62003                                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D60100 - P62003 Nominees: 1) Grigory G. Borisenko 2) James E. Callaway 3) Firdaus Jal Dastoor 4) Jeffrey F. Eisenberg 5) Roger Kornberg 6) Adam Logal 7) Alexey Vinogradov 2. To ratify the selection by the Audit Committee of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021. 3. Non - binding advisory vote to approve the Company's named executive officer compensation. 4. Approval of an amendment to the Company's Amended and Restated Equity Incentive Plan to increase the number of shares of our common stock authorized under the plan by 1,500,000 shares. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. For Withhold For All A ll Al l Except ! ! ! For Against Abstain ! ! ! ! ! ! ! ! ! Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below . XENETIC BIOSCIENCES, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors The Board of Directors recommends you vote FOR proposals 2, 3 and 4. XENETIC BIOSCIENCES, INC. 40 SPEEN STREET, SUITE 102 FRAMINGHAM, MA 01701 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time on December 6 , 2021 . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/XBIO 2021 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time on December 6 , 2021 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 .

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement, Form 10-K and Form 10-K/A are available at www.proxyvote.com.

XENETIC BIOSCIENCES, INC.
Annual Meeting of Stockholders

December 7, 2021 10:00 AM EST

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Jeffrey F. Eisenberg and James Parslow, or either of them, as proxies of the undersigned (with full power to act without the other and to appoint his substitute) to attend and represent the undersigned at the virtual-only Annual Meeting of the Stockholders of Xenetic Biosciences, Inc. (the “Company”) to be held by means of a live on-line webcast at www.virtualshareholdermeeting.com/XBIO2021 on December 7, 2021 at 10:00 a.m. ET, and at any adjournments or postponements thereof, and to act and vote as indicated, upon all matters referred to on the previous page and described in the proxy statement relating to the annual meeting, all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess, if personally present at the meeting and at any adjournments or postponements.

This proxy, when properly executed and returned in a timely manner, will be voted as indicated herein. If no indication is made, then this proxy will be voted in accordance with the recommendation of the Board of Directors in favor of electing all seven director nominees and in favor of Proposals 2, 3 and 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Attendance of the undersigned at the meeting or at any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereof the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

Continued and to be signed on reverse side

XENETIC BIOSCIENCES, INC. 40 SPEEN STREET, SUITE 102 FRAMINGHAM, MA 01701 Your Vote Counts! XENETIC BIOSCIENCES, INC. 2021 Annual Meeting Vote by December 6, 2021 11:59 PM ET Vote Virtually at the Meeting* December 7, 2021 10:00 AM EST Virtually at: ww w.virtualsha r eholdermeeting.com/XBIO2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D60103 - P62003 You invested in XENETIC BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 7, 2021. Get informed before you vote View the Notice and Proxy Statement, Form 10 - K and Form 10 - K/A online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 23, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. Voting Items Board Recommends D60104 - P62003 4) Jeffrey F. Eisenberg 5) Roger Kornberg 6) Adam Logal 07) Alexey Vinogradov 1. Election of Directors Nominees: 1) Grigory G. Borisenko 2) James E. Callaway 3) Firdaus Jal Dastoor 2. To ratify the selection by the Audit Committee of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021. 3. Non - binding advisory vote to approve the Company’s named executive officer compensation. 4. Approval of an amendment to the Company’s Amended and Restated Equity Incentive Plan to increase the number of shares of our common stock authorized under the plan by 1,500,000 shares. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. For For For For